UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 Date of Earliest Event Reported: April 27, 2006

                           Commission File No. 1-8968



                         ANADARKO PETROLEUM CORPORATION

            1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
                                 (832) 636-1000

                  Incorporated in the       Employer Identification
                   State of Delaware             No. 76-0146568



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Item 2.02  Results of Operations and Financial Condition

     On April 27, 2006, Anadarko Petroleum Corporation (Anadarko) announced first quarter 2006 earnings. The press release is included in this report as Exhibit 99.


Item 7.01  Regulation FD Disclosure

     On April 27, 2006, Anadarko provided guidance for the remainder of 2006. This information is contained in the press release included in this report as Exhibit 99.


Item 9.01  Financial Statements and Exhibits
(d)  Exhibits

      99 Anadarko Press Release, dated April 27, 2006.








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

                       ANADARKO PETROLEUM CORPORATION
                       (Registrant)

April 27, 2006         By: /s/ Diane L. Dickey
                       --------------------------------------------------
                       Diane L. Dickey - Vice President, Controller and
                       Chief Accounting Officer